Debt Obligations	9 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
Debt Obligations
Debt Obligations
Credit facility
As of December 31, 2012, the total leverage to EBITDA ratio (the "Consolidated Total Leverage Ratio"), one of the primary financial covenants that we were required to maintain under our credit facility, was limited to a maximum of 4.50 to 1.00. At December 31, 2012, our total indebtedness was approximately $130.9 million, which caused our total leverage to EBITDA ratio to be approximately 5.70 to 1.00. As a result, on December 26, 2012, the Partnership entered into the Third Amendment and Waiver to Credit Agreement, dated as of December 26, 2012 (the “Third Amendment”). The Third Amendment provided for a waiver of the Partnership's compliance with the Consolidated Total Leverage Ratio with respect to the quarter ended December 31, 2012 and for one month thereafter. The Third Amendment also required the Partnership to provide certain financial and operating information of the Partnership on a monthly basis for 2013 and for any month after 2013 in which the Consolidated Total Leverage Ratio of the Partnership is in excess of 4.00 to 1.00. The remaining material terms and conditions of the senior secured revolving credit facility, including pricing, maturity and covenants, remained unchanged by the Third Amendment.
On January 24, 2013, the Partnership entered into the second waiver to the credit facility that extended the waiver period with respect to the Consolidated Total Leverage Ratio to March 31, 2013 (and subsequently extended to April 16, 2013). Additional covenants during the waiver period included i) total outstanding borrowings under the credit facility shall not exceed $150.0 million; ii) restrictions on certain acquisitions; iii) an increase to the Eurodollar Rate by 0.50%; iv) additional fees of 0.125% of the principal amount on each of February 28, 2013 and March 31, 2013; and v) execution of a compliance certificate.
On April 15, 2013, we repaid approximately $12.5 million in outstanding borrowings under the credit agreement and entered into the Fourth Amendment in connection with the ArcLight Transaction. As a result, we had approximately $130 million of outstanding borrowings as of April 15, 2013 and approximately $45 million of available borrowing capacity.
On September 30, 2013, we received $12.5 million from HPIP which was used to repay outstanding borrowings under the credit agreement. Please see Note 12 "Partners' Capital" for more details.
We were in compliance with the Consolidated Total Leverage Ratio test, which was 4.48 under our credit facility as of September 30, 2013, in accordance with the leverage covenants as modified in the Fourth Amendment to the credit facility executed on April 15, 2013. As of September 30, 2013, we had approximately $123.7 million of outstanding borrowings and approximately $39.3 million of available borrowing capacity. For the nine months ended September 30, 2013 and 2012, the weighted average interest rate on borrowings under our credit facility was approximately 4.50% and 4.09%, respectively.
See Note 20 "Liquidity" for further updates to our liquidity and long-term debt.
Other debt
Other debt represents insurance premium financing in the original amounts of $3.3 million bearing interest at between 3.22% and 4.00% per annum, which is repayable in equal monthly installments of approximately $0.2 million through the fourth quarter of 2013.
Blackwater debt
As a result of the Merger, all outstanding debt held by Blackwater was settled in full upon closing the transaction. However, the Merger of Blackwater represents a transaction between entities under common control and a change in reporting entity. Transfers of net assets or exchanges of shares between entities under common control are accounted for as if the transfer occurred at the beginning of the period, or the date when common control was established, whichever is later. As such, long-term debt of Blackwater held as of September 30, 2013 is included herein and consists of notes and loans with counterparties as well as a loan with an affiliate of ArcLight Capital Partners, LLC.
Our outstanding borrowings at September 30, 2013 and December 31, 2012, respectively, were as follows (in thousands):

	September 30, 2013	December 31, 2012
Revolving loan facility	$121,035	$128,285
Other debt	157	—
Loans associated with Blackwater:
Note, prime plus 1.5% interest, issued October 2010 and due September 2014	1,174	—
Term loan, 4.5% interest, issued February 2012 and due August 2017	1,104	—
Term loan, JPM prime rate interest, issued June 2012 and due May 2018	2,477	—
Term loan, JPM prime rate interest, issued March 2013 and due September 2018	1,348	—
Convertible promissory note with affiliate, 10% interest, issued October 2012 and due October 2013	20,000	—
Term loan, JPM prime rate interest, issued July 2013 and due July 2014	1,299	—
Term loan, JPM prime rate interest, issued July 2013 and due July 2014	3,575	—
Total debt	152,169	128,285
Less: current portion of loans to affiliate	20,000	—
Less: current portion of long-term debt	7,281	—
Total debt net of current portion	$124,888	$128,285

At September 30, 2013 and December 31, 2012, letters of credit outstanding under the credit facility totaled $2.6 million.
In connection with our credit facility and amendments thereto, we incurred $5.9 million in debt issuance costs that are being amortized on a straight-line basis over the term of the credit facility.